SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS	12 Months Ended
Dec. 31, 2010
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

        Accounting principles—The Group's entities maintain accounting books and records in local currencies of their domicile in accordance with the requirements of respective accounting and tax legislation. The accompanying consolidated financial statements have been prepared in order to present MTS financial position and its results of operations and cash flows in accordance with accounting principles generally accepted in the United States ("U.S. GAAP") and are expressed in terms of U.S. Dollars.

        The accompanying consolidated financial statements differ from the financial statements used for statutory purposes in that they reflect certain adjustments, not recorded on the entities' books, which are appropriate to present the financial position, results of operations and cash flows in accordance with U.S. GAAP. The principal adjustments are related to revenue recognition, foreign currency translation, deferred taxation, consolidation, acquisition accounting, depreciation and valuation of property, plant and equipment, intangible assets and investments.

        Basis of consolidation—Wholly-owned and majority-owned subsidiaries where the Group has operating and financial control are consolidated. All intercompany accounts and transactions are eliminated upon consolidation. Those ventures where the Group exercises significant influence but does not have operating and financial control are accounted for using the equity method. Investments in which the Group does not have the ability to exercise significant influence over operating and financial policies are accounted for under the cost method and included in other investments in the consolidated statements of financial position. The Group's share in the net income of unconsolidated associates is included in other income in the accompanying consolidated statements of operations and disclosed in Note 14. Results of operations of subsidiaries acquired are included in the consolidated statements of operations from the date of their acquisition.

        The acquisition of majority ownership interests in TS-Retail, Metro-Telecom and Sistema Telecom, entities under common control of Sistema, during the year ended December 31, 2010 (Note 3) resulted in retrospective adjustment of the Group' consolidated financial statements. Assets and liabilities acquired were recorded at the historical carrying value and the consolidated financial statements were retroactively restated to reflect the Group as if these businesses had been owned since the beginning of the earliest period presented. The following table presents the significant effects of this restatement.

	As previously reported	Effect of entities acquired from Sistema	Eliminations	As restated
As of December 31, 2009:
Total current assets	$4,394,956	$29,348	$(22,976)	$4,401,328
Property, plant and equipment, net	7,745,331	5,286	—	7,750,617
Intangible assets, net	2,235,831	2,278	—	2,238,109
Investments	1,159,012	—	(30,192)	1,128,820
Other non-current assets	245,615	—	—	245,615

Total assets	15,780,745	36,912	(53,168)	15,764,489

Total current liabilities	4,257,933	74,234	(53,132)	4,279,035
Total long-term liabilities	7,037,482	—	—	7,037,482

Total liabilities	11,295,415	74,234	(53,132)	11,316,517

Redeemable noncontrolling interest	82,261	—	—	82,261
Shareholders' equity attributable to the Group	3,376,950	(32,242)	(36)	3,344,672
Nonredeemable noncontrolling interests	1,026,119	(5,080)	—	1,021,039

Total equity	$4,403,069	$(37,322)	$(36)	$4,365,711

For the year ended December 31, 2009:
Net operating revenue	$9,823,542	$95,910	$(52,199)	$9,867,253
Net operating income	2,547,567	8,301	17	2,555,885
Income before provision for income taxes and noncontrolling interests	1,494,730	4,393	17	1,499,140
Net income	990,775	3,301	17	994,093
Net income attributable to the Group	1,004,479	9,707	17	1,014,203
EPS, basic and diluted, U.S. Dollars	0.53			0.54
For the year ended December 31, 2008:
Net operating revenue	$11,900,934	$122,187	$(30,498)	$11,992,623
Net operating income	3,647,336	(19,845)	(245)	3,627,246
Income before provision for income taxes and noncontrolling interests	2,930,059	(24,214)	(245)	2,905,600
Net income	2,187,178	(25,653)	(245)	2,161,280
Net income attributable to the Group	2,000,119	(20,767)	(245)	1,979,107
EPS, basic and diluted, U.S. Dollars	1.04			1.03

        As of December 31, 2010 and 2009, the Company had investments in the following significant legal entities:

		December 31,
	Accounting method	2010	2009
Sibintertelecom	Consolidated	100.0%	100.0%
Dagtelecom	Consolidated	100.0%	100.0%
Russian Telephone Company ("RTC")	Consolidated	100.0%	100.0%
Evrotel	Consolidated	100.0%	100.0%
MTS Ukraine(1)	Consolidated	100.0%	100.0%
Uzdunrobita	Consolidated	100.0%	100.0%
MTS Finance(2)	Consolidated	100.0%	100.0%
Barash Communications Technologies, Inc. ("BCTI")	Consolidated	100.0%	100.0%
MTS Bermuda(3)	Consolidated	100.0%	100.0%
Multiregion	Consolidated	100.0%	—
K-Telecom	Consolidated	80.0%	80.0%
Comstar-UTS	Consolidated	73.3%	64.0%
Metro-Telecom	Consolidated	95.0%	—
MTS International	Consolidated	VIE	—
Sistema Telecom	Consolidated	100.0%	—
TS-Retail	Consolidated/Equity	96.0%	34.6%
MTS Belarus	Equity	49.0%	49.0%
Intellect Telecom	Equity	22.5%	—
(1)
Legal entity Ukrainian Mobile Communications was renamed to MTS Ukraine in 2010.

(2)
Represents beneficial ownership.

(3)
A wholly-owned subsidiary established to repurchase the Company's ADSs.

        The Group consolidates MTS International Funding Limited ("MTS International"), a private company organized and existing as a private limited company under the laws of Ireland, which qualified as a variable interest entity under ASC 810, Consolidation. The Group is the primarily beneficiary of MTS International. MTS International was established for the purpose of raising capital through the issuance of debt securities on the Irish Stock Exchange followed by transferring the proceeds through a loan facility to the Group. In 2010 MTS International issued $750.0 million 8.625% notes due in 2020 (Note 18). Total liabilities of the consolidated variable interest entity amounted to $751.6 million as of December 31, 2010.

        Functional currency translation methodology—As of December 31, 2010, the functional currencies of Group entities were as follows:

  •
  For entities incorporated in the Russian Federation, MTS Bermuda, MTS Finance and MTS International—the Russian ruble ("RUB");

  •
  For MTS Ukraine—Ukrainian hryvnia;

  •
  For the Turkmen branch of BCTI—the Turkmenian manat;

  •
  For K-Telecom—the Armenian dram;

  •
  For MTS-Belarus—the Belarusian ruble; and

  •
  For Uzdunrobita and other entities—the U.S. Dollar ("USD").

        The Group's reporting currency is U.S. Dollars. Remeasurement of the financial statements into functional currencies, where applicable, and translation of financial statements into U.S. Dollars has been performed as follows:

        For entities whose records are not maintained in their functional currencies, monetary assets and liabilities have been remeasured at the period-end exchange rates. Non-monetary assets and liabilities have been remeasured at historical rates. Revenues, expenses and cash flows have been remeasured at average rates. Remeasurement differences resulting from the use of these rates have been accounted for as currency exchange and transaction gains and losses in the accompanying consolidated statements of operations.

        For entities whose records are maintained in their functional currency, which is other than the reporting currency, all year-end statement of financial position items have been translated into U.S. Dollars at the period-end exchange rate. Revenues and expenses have been translated at the average exchange rate for the period. Translation differences resulting from the use of these rates are reported as a component of other comprehensive income.

        Management estimates—The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Significant estimates include the allowance for doubtful accounts, allowance for inventory obsolescence, valuation of assets acquired and liabilities assumed in business combinations, income tax benefits, the recoverability of investments, goodwill, intangible assets and other long-lived assets, valuation of certain accrued liabilities and valuation of financial instruments.

        Cash and cash equivalents—Cash and cash equivalents represent cash on hand and in bank accounts and short-term investments, including term deposits, having original maturities of less than three months.

        Short-term investments and loans—Short-term investments generally represent investments in promissory notes, loans and time deposits which have original maturities in excess of three months but less than twelve months. These investments are being accounted for at amortized cost.

        Accounts receivable—Accounts receivable are stated net of allowance for doubtful accounts.Concentrations of credit risk with respect to trade receivables are limited due to a highly diversified customer base, which includes a large number of individuals, private businesses and state-financed institutions.

        Provision for doubtful accounts—The Group provides an allowance for doubtful accounts based on management's periodic review for recoverability of accounts receivable, advances given, loans and other receivables. Such allowance reflects either specific cases, collection trends or estimates based on evidence of collectability. For changes in the provision for doubtful accounts receivable see Note 7.

        Prepaid expenses—Prepaid expenses primarily comprise advance payments made to vendors for inventory and services.

        Inventory and spare parts—Inventory and spare parts mainly consists of handsets and accessories held for sale, cables and spare parts to be used for equipment maintenance within the next twelve months and advertising materials. Inventory is stated at the lower of cost or market value. Inventory cost is determined using the weighted average cost method.

        Handsets and accessories held for sale are expensed when sold. The Group periodically assesses its inventories for obsolete and slow-moving stock.

        Value-added tax ("VAT")—Value-added tax related to sales is payable to the tax authorities on an accrual basis based upon invoices issued to the customer. VAT incurred for purchases may be reclaimed from the state, subject to certain restrictions, against VAT related to sales.

        Assets held for sale—In 2006, Group management decided to discontinue use of certain telecommunication equipment ("Lucent equipment") in accordance with the Group's network development strategy. The Group accounts for Lucent equipment in accordance with the authoritative guidance on property, plant and equipment, and reports Lucent equipment at the lower of its carrying amount or fair value less costs to sell. The fair value of these assets held for sale was determined based on disposal contract value and considered a Level 3 valuation as it was based on significant unobservable inputs. The equipment had a fair value less costs to sell of approximately $10.4 million and $18.5 million as of December 31, 2010 and 2009, respectively.

        The Group initially negotiated with a third party to sell this equipment during the year ended December 31, 2007. However, due to the wide range of geographical areas in which the equipment was located and its diversity, the Group reconsidered the time needed to sell the equipment in 2007 and, as a result, the original plan of sale was extended. The amount of Lucent equipment sold during 2008, 2009 and 2010 equaled $12.8 million, $25.2 million and $8.1 million respectively. The remaining part of Lucent equipment held for sale in the amount of $10.4 million is expected to be sold during 2011 and was classified as other current assets in the accompanying consolidated statement of financial position as of December 31, 2010.

        Long-term investments and loans—Long-term financial instruments consist primarily of long-term investments and loans and long-term debt. Since quoted market prices are not readily available for all of its long-term investments and loans, the Group estimates their fair values based on the use of estimates incorporating various unobservable market inputs.

        The Group does not discount promissory notes of and loans granted to related parties, interest rates on which are different from market rates. Accordingly, fair value of such notes and loans may be different from their carrying value.

        Property, plant and equipment—Property, plant and equipment, including improvements that extend useful lives, are stated at cost. Property, plant and equipment contributed to MGTS free of charge are capitalized at their fair value at the date of transfer, and corresponding liability is recorded and amortized to the consolidated statements of operations over the contributed asset's useful life. Property, plant and equipment with a useful life of more than one year is capitalized at historical cost and depreciated on a straight-line basis over its expected useful life as follows:

Mobile telecommunications equipment	4 - 12 years
Fixed line telecommunications equipment	7 - 31 years
Leasehold improvements	Lesser of estimated useful life and lease term (1 - 10 years)
Buildings and constructions	20 - 94 years
Other fixed assets	3 - 25 years

        Construction in progress and equipment held for installation is not depreciated until the constructed or installed asset is ready for its intended use. Maintenance and repair costs are expensed as incurred, while upgrades and improvements are capitalized. Interest expense incurred during the construction phase of MTS' network is capitalized as part of property, plant and equipment until the relevant projects are completed and placed into service.

        Asset retirement obligations—The Group calculates asset retirement obligations and an associated asset retirement cost when the Group has a legal or constructive obligation in connection with the retirement of tangible long-lived assets. The Group's obligations relate primarily to the cost of removing its equipment from sites. The Group recorded the present value of asset retirement obligations as other long-term liabilities in the consolidated statement of financial position.

        License costs—License costs are capitalized as a result of (a) the purchase price allocated to licenses acquired in business combinations and (b) licenses purchased directly from government organizations, which require license payments.

        The Group's operating licenses do not provide for automatic renewal. As of December 31, 2010, all licenses covering the territories of the Russian Federation were renewed. The cost to renew the licenses was not significant.

        The Group has limited experience with the renewal of its existing licenses covering the territories of the Group's foreign subsidiaries. Licenses for provision of telecommunication services in MTS Ukraine, Uzdunrobita and K-Telecom are valid up to 2013, 2016 and 2019, respectively. The license in Turkmenistan was suspended by the Turkmenistan Ministry of Communications in December 2010 which resulted in cessation of Group's operational activity in Turkmenistan (Note 4). Management believes that licenses required for the Group's operations will be renewed upon expiration, though there is no assurance of such renewals and the Group has limited experience in seeking renewal of such licenses.

        License costs are being amortized during the initial license period without consideration of possible future renewals, subject to periodic review for impairment, on a straight-line basis over the period of validity, which varies from three to fifteen years.

        Other intangible assets and goodwill—Intangible assets represent various purchased software costs, telephone numbering capacity, acquired customer base, rights to use radio frequencies and rights to use premises. A part of the rights to use premises was contributed by shareholders to the Group's charter capital. Telephone numbering capacity with a finite contractual life is being amortized over the contract period which varies from two to ten years. The rights to use premises are being amortized over five to fifteen years. Amortization of numbering capacity costs starts immediately upon the purchase of numbering capacity. Telephone numbering capacity with unlimited contractual life is not amortized, but is reviewed, at least annually, for impairment in accordance with the authoritative guidance on intangibles.

        For acquisitions before January 1, 2009 goodwill represents an excess of the consideration paid over the fair market value of net identifiable assets acquired in purchase business combination and is not amortized. For the acquisitions after January 1, 2009 goodwill is determined as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. Goodwill is reviewed for impairment at least annually or whenever it is determined that one or more impairment indicators exist. The Group determines whether impairment has occurred by assigning goodwill to the reporting unit identified in accordance with the authoritative guidance on intangibles, and comparing the carrying amount of the reporting unit to the fair value of the reporting unit. If an impairment of goodwill has occurred, the Group recognizes a loss for the difference between the carrying amount and the implied fair value of goodwill (see Note 12).

        Software and other intangible assets are amortized over one to fifty years. Customer bases are amortized on a straight-line basis over their respective estimated average subscriber life, being from 20 to 240 months. Rights to use radio frequencies are amortized over the period of their contractual life, being from two to fifteen years. All finite-life intangible assets are amortized using the straight-line method.

        Impairment of long-lived assets—The Group periodically evaluates the recoverability of the carrying amount of its long-lived assets. Whenever events or changes in circumstances indicate that the carrying amounts of those assets may not be recoverable, the Group compares undiscounted net cash flows estimated to be generated by those assets to the carrying amount of those assets. When the undiscounted cash flows are less than the carrying amounts of the assets, the Group records impairment losses to write the asset down to fair value, measured by the estimated discounted net future cash flows expected to be generated from the use of the assets. Impairment of property, plant and equipment and intangible assets amounted to $127.9 million, $75.1 million and $1.4 million for the years ended December 31, 2010, 2009 and 2008, respectively. The impairment loss in the amount of $119.6 million for the year ended December 31, 2010 was recognized as a result of license suspension from the Group's subsidiary in Turkmenistan (Note 4).

        Impairment of investments—Management periodically assesses the recoverability of the carrying values of investments and, if necessary, records impairment losses to write the investments down to fair value (see Note 15 and 16).

        Leasing arrangements—Entities of the Group lease operating facilities which include switches, other network equipment, vehicles, premises and sites to install base stations equipment and towers. Rentals payable under operating leases are charged to the statement of operation on a straight line basis over the term of the relevant lease. For capital leases, the present value of future minimum lease payments at the inception of the lease is reflected as an asset and a liability in the statement of financial position. Amounts due within one year are classified as short-term liabilities and the remaining balance as long-term liabilities.

        Subscriber prepayments—The Group requires the majority of its customers to pay in advance for telecommunications services. All amounts received in advance of services provided are recorded as a subscriber prepayment liability and are not recorded as revenues until the related services have been provided to the subscriber.

        Treasury stock—Shares of common stock repurchased by the Group are recorded at cost as treasury stock and reduce the shareholders' equity in the Group's consolidated financial statements.

        Revenue recognition—Revenue includes all revenues from the ordinary business activities of the Group. Revenues are recorded net of value-added tax. They are recognized in the accounting period in which they are earned in accordance with the realization principle.

        Revenues derived from wireless, local telephone, long distance, data and video services are recognized when services are provided. This is based upon either usage (minutes of traffic processed, volume of data transmitted) or period of time (monthly subscription fees).

        Upfront fees received for connection of new subscribers, installation and activation of wireless, wireline and data transmission services ("connection fees") are deferred and recognized over the estimated average subscriber life, as follows:

Mobile subscribers	1 - 5 years
Residential wireline voice phone subscribers	15 years
Residential subscribers of broadband internet service	1 year
Other fixed line subscribers	3 - 5 years

        The Group calculates an average life of mobile subscribers for each region in which it operates and amortizes regional connection fees.

        Sales of handsets and accessories—The Group sells wireless handsets and accessories to customers who are entering into contracts for service and also as separate distinct transactions. The Group recognizes revenues from the sale of wireless handsets and accessories when the products are delivered to and accepted by the customer, as it is considered to be a separate earnings process from the sale of wireless services in accordance with the authoritative guidance on multiple-element arrangements. The costs of wireless handsets and accessories, whether sold to subscribers through the distribution channel or as part of the service contract, are expensed when the associated revenue is recognized.

        Customer incentives—Incentives provided to customers are usually offered on signing a new contract or as part of a promotional offering. Incentives, representing the reduction of the selling price of the service (free minutes and discounts) are recorded in the period to which they relate, when the respective revenue is recognized, as a reduction to both accounts receivable and revenue. However, if the sales incentive is a free product or service delivered at the time of sale, the cost of the free product or service is classified as an expense. In particular, the Group sells handsets at prices below cost to contract subscribers. Such subsidies are recognized in the cost of handsets and accessories when the sale is recorded.

        Prepaid cards—The Group sells prepaid cards to subscribers, separately from the handset. Prepaid cards, used as a method of cash collection, are accounted for as customer advances. These cards allow subscribers to make a predetermined allotment of wireless phone calls and/or take advantage of other services offered by the Group, such as short messages and value-added services. Revenue from the sale of prepaid cards is deferred until the service is rendered to the customer uses the airtime or the card expires.

        Roaming discounts—The Group enters into roaming discount agreements with a number of wireless operators. According to the terms of the agreements the Group is obliged to provide and entitled to receive a discount that is generally dependant on the volume of inter operator roaming traffic. The Group accounts for rebates received from and granted to roaming partners in accordance with the authoritative guidance on customer payments and incentives. The Group uses various estimates and assumptions, based on historical data and adjusted for known changes, to determine the amount of discount to be received or granted. Such estimates are adjusted monthly to reflect newly-available information. The Group accounts for discounts received as a reduction of roaming expenses and rebates granted as reduction of roaming revenue. The Group considers terms of the various roaming discount agreements in order to determine the appropriate presentation of the amounts receivable from and payable to its roaming partners in its consolidated statement of financial position.

        Income taxes—The Group recognizes income tax positions if it is more likely than not that they will be sustained on a tax audit, including resolution of related appeals or litigation processes, if any, and measures them as the largest amount which is more than 50% likely of being realized upon ultimate settlement. Deferred tax assets and liabilities are recognized for the expected future tax consequences of existing differences between financial reporting and tax reporting bases of assets and liabilities, and for the loss or tax credit carry-forwards using enacted tax rates expected to be in effect at the time these differences are realized. Valuation allowances are recorded for deferred tax assets for which it is more likely than not that the assets will not be realized (see Note 24). Interests and penalties related to uncertain tax positions are recognized in income tax expense.

        Sales and marketing expenses—Sales and marketing expenses consist primarily of dealers' commissions and advertising costs. Dealers' commissions are linked to revenues received during the six-month period from the date a new subscriber is activated by a dealer. MTS expenses these costs as incurred. Advertising costs for the years ended December 31, 2010, 2009 and 2008, were $319.7 million, $321.0 million and $459.9 million, respectively.

        Borrowing costs—Borrowing costs include interest incurred on existing indebtedness and debt issuance costs. Interest costs for assets that require a period of time to get them ready for their intended use are capitalized and amortized over the estimated useful lives of the related assets. The capitalized interest costs for the years ended December 31, 2010, 2009 and 2008 were $43.9 million, $72.3 million and $84.5 million, respectively. Debt issuance costs are capitalized and amortized over the term of the respective borrowings using the effective interest method. Interest expense net of amounts capitalized and amortization of debt issuance costs, for the years ended December 31, 2010, 2009 and 2008, were $688.0 million, $535.0 million and $212.3 million, respectively.

        Retirement benefit and social security costs—The Group contributes to the local state pension and social funds, on behalf of all its employees.

        In Russia all social contributions paid during the year ended December 31, 2010 are represented by payments to governmental social funds, including Pension Fund of the Russian Federation, Social Security Fund of the Russian Federation, Medical Insurance Fund of the Russian Federation. A direct contribution to those funds replaced payments of unified social tax ("UST") since UST was abolished effective January 1, 2010. The contributions are expensed as incurred. The amount of social contributions paid by the Group in Russia amounted to $127.6 million, $96.3 million and $122.3 million in 2010, 2009 and 2008, respectively.

        MGTS, a subsidiary of the Group, has historically offered its employees certain benefits upon and after retirement. The cost of such benefits includes current service costs and amortization of prior service costs. The expense is recognized during an employee's years of active service with MGTS. The recognition of expense for retirement pension plans is significantly impacted by estimates made by management such as discount rates used to value certain liabilities, expected return on assets, future rates of compensation increase and other related assumptions. The Group accounts for pension plans in accordance with the requirements of the FASB authoritative guidance on retirement benefits.

        In Ukraine, Uzbekistan, Turkmenistan and Armenia the subsidiaries of the Group are required to contribute a specified percentage of each employee payroll up to a fixed limit to the local pension fund, unemployment and social security funds. Payments to the pension fund in Ukraine amounted to $70.5 million, $64.9 million and $14.9 million for the years ended December 31, 2010, 2009 and 2008, respectively. Amounts contributed to the pension funds in Uzbekistan, Turkmenistan and Armenia were not significant.

        Earnings per share—Basic earnings per share ("EPS") have been determined using the weighted average number of MTS shares outstanding during the year. Diluted EPS reflect the potential dilutive effect of stock options granted to employees.

        Financial instruments and hedging activities—From time to time to optimize the structure of business acquisitions and to defer payment of the purchase price the Group enters into put and call option agreements to acquire the remaining noncontrolling stakes in newly acquired subsidiaries. These put and call option agreements are classified as redeemable securities and are accounted for at redemption value which is generally the fair value of redeemable noncontrolling interests as of the reporting date. Fair value of redeemable noncontrolling interests is assessed based on discounted future cash flows of the acquired entity ("Level 3" significant unobservable inputs of the hierarchy established by the U.S. GAAP guidance). Changes in redemption value of redeemable noncontrolling interests are accounted for in the Group's retained earnings. Redeemable noncontrolling interests are presented as temporary equity in the consolidated statement of financial position.

        The Group uses derivative instruments, including swap, forward and option contracts to manage foreign currency and interest rate risk exposures. The Group measures derivatives at fair value and recognizes them as either other current or other non-current assets or liabilities in the consolidated statement of financial position. The Group reviews its fair value hierarchy classifications quarterly. Changes in significant observable valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities. During the years ended December 31, 2010, 2009 and 2008 no reclassifications occurred. The fair value measurement of the Group's hedging agreements is based on the observable yield curves for similar instruments ("Level 2" of the hierarchy established by the U.S. GAAP guidance).

        The Group designates derivatives as either fair value hedges or cash flow hedges in case the required criteria are met. Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recorded in the consolidated statement of operations together with any changes in the fair value of the hedged asset or liability that is attributed to the hedged risk.

        The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges are recognized in accumulated other comprehensive income. The gain or loss relating to the ineffective portion is recognized immediately in the consolidated statement of operations. For derivatives that do not meet the conditions for hedge accounting, gains and losses from changes in the fair value are included in the consolidated statement of operations (Note 22).

        Assets and liabilities related to multiple derivative contracts with one counterparty are not offset by the Group.

        The Group does not use financial instruments for trading or speculative purposes.

        Fair value of financial instruments—The fair market value of financial instruments, consisting of cash and cash equivalents, short-term investments, accounts receivable and accounts payable, which are included in current assets and liabilities, approximates the carrying value of these items due to the short term nature of these amounts. The fair value of issued notes as of December 31, 2010, is disclosed in Note 18 and is based on active markets' quoted prices.

        Based on current market interest rates available to the Group for long-term borrowings with similar terms and maturities, the Group believes the fair value of other fixed rate debt including capital lease obligations and the fair value of variable rate debt approximated its carrying value as of December 31, 2010.

        Comprehensive income—Comprehensive income is defined as net income plus all other changes in net assets from non-owner sources.

        Stock-based compensation—The Group accounts for stock-based compensation under the authoritative guidance on share based compensations. Under the provisions of this guidance companies must calculate and record the cost of equity instruments, such as stock options awarded to employees for services received, in the statements of operation. The cost of the equity instruments is to be measured based on the fair value of the instruments on the date they are granted (with certain exceptions) and recognized over the period during which the employees are required to provide services in exchange for equity instruments.

        New accounting pronouncements—In October 2009, the FASB amended the revenue recognition for multiple deliverable arrangements guidance to require the use of the relative selling price method when allocating revenue in these types of arrangements. This method allows a vendor to use its best estimate of selling price if neither vendor specific objective evidence nor third party evidence of selling price exists when evaluating multiple deliverable arrangements. This updated guidance is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. The adoption of this guidance, effective January 1, 2011, is not expected to have a significant impact on the Group's consolidated financial statements.